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Amylin Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
 DR. ALEXANDER J. DENNER
 DR. THOMAS F. DEUEL
MR. MAYU SRIS
MR. JEFFREY MECKLER
DR. ERIC ENDE
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.

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Amylin Pharmaceuticals Investor Presentation

May 2009

Special note regarding this presentation

- This presentation includes information based on data found in filings with the SEC, independent industry publications and other sources. Although we believe that the data is reliable, we do not guarantee the accuracy or completeness of this information and have not independently verified any such information. We have not sought, nor have we received, permission from any third-party to include their information in this presentation.

- Many of the statements in this presentation reflect our subjective belief. Although we have reviewed and analyzed the information that has informed our opinions, we do not guarantee the accuracy of any such beliefs.

- Sections of this presentation refer to the experience of our nominees for director at Amylin during their tenure as directors of ImClone Systems Inc. We believe their experience at ImClone was a success and resulted in an increase in shareholder value that benefited all shareholders. However, their success at ImClone is not necessarily indicative of future results at Amylin if our nominees were to be elected to the Amylin Board of Directors.

- All stockholders of Amylin Pharmaceuticals, Inc. are advised to read the definitive proxy statement, the gold proxy card and other documents related to the solicitation of proxies by the Participants from the stockholders of the Company for use at the 2009 annual meeting of stockholders of the Company because they contain important information. The definitive proxy statement and form of proxy along with other relevant documents, are available at no charge on the SEC's website at http://www.sec.gov or by contacting D.F. King & Co., Inc. by telephone toll free at 1-800-488-8075. In addition, the Participants will provide copies of the definitive proxy statement without charge upon request. Information relating to the Participants is contained in the definitive Schedule 14A filed by the Participants with the SEC on May 6, 2009.

Agenda

- Situation Overview

- Our Qualifications & Proposals

The Amylin board has destroyed value and has put their interests before shareholder interests.

In our view, the Amylin board has destroyed value

- Commercialization efforts have not led to satisfactory results

- Strategic error to build primary care sales force to compete with pharmaceutical giants

- Cost structure inappropriate for organization's current needs

- Commercial agreement with Eli Lilly is poorly constructed and places Amylin in a disadvantaged position

Current board cannot be trusted to achieve full potential of BYETTA LAR

- Development and commercialization efforts of BYETTA LAR require careful execution

- Cost structure needs examination and research organization needs reinvigoration

- Quality of management especially important now with diabetes marketplace becoming more complex as large competitors launch GLP-1 products

Note: GLP-1 products = Glucagon-Like Peptide-1 products

We believe that unrealized value may be achieved with the right board oversight

- Electing our directors could help maximize shareholder value
- Our slate will stress management accountability and provide experienced oversight
- Our nominees' recent and successful experience with ImClone Systems useful to Amylin; specifically at ImClone, our nominees helped to:
  - Recharge partner relations
  - Optimize the cost structure
  - Rebuild and re-prioritize the pipeline

Better management of Amylin assets will enhance value for all shareholders

Stock performance reflects value destruction


Stock performance
Change %
200
150
100
50
0
Dec-05
Dec-06
Dec-07
Dec-08
Gilead Sciences 95%
Celgene 71%
Biogen Idec 5%
BTK -5%
Genzyme -6%
Genentech -10%
Amgen -27%
Amylin -73%

Note: BTK represents AMEX Biotechnology Index
Source: Bloomberg

BYETTA has not achieved potential


2008 US Diabetes Forecast (M)
Other
BYETTA
& SYMLIN
300M
18M
166M
126M
100%
80
60
40
20
0
Other
Diabetes-diag.
No medication
Insulin only
Insulin and non-insulin medication
Non-insulin medication only
Insulin
Non-insulin
DPP-IV inhibitors
TZDs
M,S & Comb.
US population (# people)
Diabetes-diagnosed (# people)
Prescriptions (# Rx)
Non-insulin prescriptions (# Rx)

Note: M, S & Combination represents Metformin, Sulfonylureas and Metformin-Sulfonylureas combinations
Source: Bernstein Research, December 2008

BYETTA has missed analyst estimates

> *"Friedman Billings Ramsey analyst Jim Reddoch expects Byetta to hit at least $2B in annual sales by 2011."*
> BioCentury, November 2006



BYETTA 2008 sales
$1,000M
800
600
400
200
0
$841M
$812M
$727M
$720M
$679M
Lehman Brothers (Oct. 2005)
Goldman Sachs (Oct. 2005)
Morgan Stanley (July 2005)
Citigroup (June 2004)
Actual results (Dec. 08)

Note: Analyst estimates reflect 2008E BYETTA sales from 2004 and 2005 published research
Source: Lehman Brothers, Oct. 2005; Goldman Sachs, Oct. 2005; Morgan Stanley, July 2005; Citigroup, June 2004; BioCentury, Nov. 2006; Company documents

We believe decision to build primary care sales force was flawed

Small biotech companies should not build primary care sales forces because competitors tend to have much greater resources and the effort requires massive spending to compete.

For example, even large pharmaceutical companies like Bristol Myers partnered their diabetes drugs.

Sales force detailing diabetes compounds



2,500
2,000
1,500
1,000
500
0
2,500
2,000
1,750
1,750
1,600
650
Novo Nordisk
Sanofi Aventis
Eli Lilly
Takeda
Merck
Amylin

Source: Industry estimates

Lilly partnership was value destructive

- Executed equal partnership between unequal partners (financial, commercial expertise, organizational capabilities)
- Added primary care sales reps when other companies were reducing sales forces
- Required Amylin to match spending and resource allocation with Lilly
- Diverted management attention from product development and research to creating redundant commercial organization

Lilly agreement was strategically flawed and cost shareholders value

Source: Company documents

Faulty partnership and launch strategy have led to bloated cost structure


2008 SG&A % of sales
50%
40
30
20
10
0
31%
29%
25%
23%
18%
15%
47%
Celgene
Genzyme
Amgen
Biogen Idec
Genentech
Gilead Sciences
Amylin

Note: SG&A excludes non-recurring charges
Source: Company documents

Weak sales and excessive costs prevent positive cash flow

2008 EBIT waterfall ($M)



$900M
600
300
0
-300
$840M
Other
SYMLIN
BYETTA
-$92M
-$395M
-$293M
-$303M
-$242M
Revenue
COGS
SG&A
R&D
Partnership expense
EBIT

Note: EBIT excludes non-recurring charges
Source: Company documents

Ridiculous that Amylin unprofitable

Top 150 products include:

Among the 43 companies who sell Top 150 Products:


Lipitor Nexium Seroquel Plavix Singulair Enbrel Prevacid Aranesp Epogen
Neulasta Actos Effexor XR Remicade Lexapro Risperdal Protonix Vytorin
Abilify Rituxan Avastin Topamax Cymbatta Fosamax OxyContin
Aricept Humira Zyrtec Lantus Valtrex Flomax Norvasc
Viagra Synagis Detrol LA Cialis Avelox Lunesta
Evista Rebif BYETTA Concerta Actomel
Bristol Myers Squibb Astra Zeneca
Glaxo SmithKline Wyeth
Sanofi Aventis Merck
Pfizer Wyeth
Eli Lilly
Abbott
Amylin
Teva
Novartis
Shire

Of the 43 companies selling the top 150 products in 2007, Amylin is the only company without operating profits in 2007 and 2008

Note: Products & companies listed are representative; 2007 product ranking by sales, analysis excludes generic and contract sales companies
Source: Pharmacy Times; Windhover Deal/Alliances; Company documents

Board has put their interests before shareholder interests

- Two different poison puts further entrench the current board

- Due to Lilly partnership, we are concerned about the pervasiveness of Lilly connections to board and management

- Joe Cook, current Chairman and former CEO, has sold stock at prices well above the current value

- CEO paid well despite poor performance

Poison puts stifles shareholders' voice

- Provisions in debt agreements restrict ability of shareholders to nominate and elect independent directors

- After institution of lawsuit regarding 2007 Notes, Amylin said it was willing to approve our nominees

- Board's first inclination when banks agreed to waive term loan poison put was to decline to do so. What were they thinking? Action typical of this Board.

Former Lilly employees pervasive throughout company

	Amylin position	Eli Lilly position
Joe Cook	• Current Chairman • Former CEO	• Former Group VP • 28 years of service
Ginger Graham	• Current Director • Former CEO	• Former sales, marketing, finance and strategic planning executive • 15 years of service
Vaughn Bryson	• Former Director	• Former President and CEO • 32 years of service
Roger Marchetti	• SVP, Human Resources & Information Management	• Former Financial Manager • 6 years of service
Vincent Mihalik	• SVP, Sales and Marketing and Chief Commercial Officer	• Former VP, Global Brand Development • 8 years of service
Julia Brown	• Former EVP	• Former VP • 25 years of service

Source: Company documents

Joe Cook has been an aggressive seller



Amylin stock price ($)
Represents sales by Joe Cook of at least 10K shares
$60
40
20
0
Dec-05
Feb-06
Mar-06
May-06
Jun-06
Aug-06
Sep-06
Nov-06
Dec-06
Mar-07
Apr-07
Jun-07
Aug-07
Sep-07
Nov-07
Dec-07
Feb-08
Apr-08
May-08
Aug-08
Nov-08
Feb-09

Joe Cook has sold over 550K shares at average price of ~$41 per share → **$23M proceeds since Dec. 2005**

Source: Company documents

CEO paid well despite poor performance


CEO compensation
$5M
4
3
2
1
0
Other
$4.0M
Equity
Bonus
Salary
$3.2M
$3.4M
$5.0M
$4.0M
$4.5M
2003
2004
2005
2006
2007
2008
Year end share price
$22.22
$23.36
$39.92
$36.07
$37.00
$10.85

Note: Equity compensation = stock + option grants as valued in relevant proxy
Source: Company documents

BYETTA LAR critical to Amylin future – can management be trusted to maximize value?


Amylin revenue ($M)
Other
$2,988M
SYMLIN
BYETTA LAR
BYETTA
$3,000M
2,500
2,000
1,500
1,000
500
0
$511M
$841M
$943M
$2,078M
2006
2008
2010E
2012E
2014E

Note: Other represents revenue from collaborative agreements
Source: Barclays, January 2009

Agenda

- Situation Overview

- **Our Qualifications & Proposals**

Our nominees helped deliver results at ImClone

Name	Education	Relevant experience
• Alex Denner	• M.S., M.Phil., Ph.D. from Yale University • S.B. from Massachusetts Institute of Technology	• Managing Director, Icahn Partners • Director, Adventrx Pharmaceuticals • Former Portfolio Manager, Viking Global Investors • Former Portfolio Manager, Morgan Stanley • Former Director and Chairman of Executive Committee, ImClone Systems
• Thomas Deuel	• M.D. from Columbia University • A.B. from Princeton University	• Professor of Molecular and Experimental Medicine and Cell Biology, Scripps Research Institute • Professor Emeritus, Harvard Medical School • Former Director, Division of Growth Regulation at Beth Israel Hospital • Former Professor of Medicine and Biochemistry and Head of Oncology Services, Washington University School of Medicine • Former Director, ImClone Systems

ImClone shares dramatically outperformed during Denner chairmanship of executive committee


ImClone Systems share price ($)
Change %
$80
60
40
20
0
$31.00
$70.00
126%
Oct-06
Nov-08


Amylin share price ($)
Change %
$80
60
40
20
0
$44.10
$6.52
-85%
Oct-06
Nov-08

Note: Alex Denner became chairman of executive committee in Oct. 2006; Thomas Deuel appointed to board in July 2007; ImClone Systems sold to Eli Lilly in Nov. 2008

Source: Bloomberg

Long term focus to build ImClone shareholder value


ImClone stock price ($)
S&P 500 Index
$80
60
40
20
0
2,000
1,500
1,000
500
0
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
ImClone receives and rejects takeover bid
Alex Denner becomes chairman of executive committee
Bristol-Myers Squibb & ImClone expand ERBITUX development
July 31, 2008 ImClone receives $60 offer from Bristol-Myers Squibb
ImClone acquired by Eli Lilly for $70 per share

Note: Graph represents month-end stock and index prices
Source: Bloomberg

New executive committee enhanced value at ImClone

- Alex Denner became chairman of executive committee in October 2006
- Embarked on a comprehensive review of the company's operations which led to the following course of action:
  - **Recharged partner relations**
  - **Optimized cost structure**
  - **Rebuilt product pipeline**
  - **Changed culture**
  - **Settled litigation**

Recharged partner relations and optimized cost structure

- **Recharged partner relations**
  - Partnership with Bristol-Myers Squibb had deteriorated due to prior management neglect
  - Initiated dialogue and led negotiations, ultimately leading to new agreement with Bristol-Myers Squibb that expanded Erbitux's development with no change to ImClone economics
  - From 2005 to 2007, ERBITUX sales grew by 41% annually and ImClone royalty revenue grew by 37% annually
- **Optimized cost structure**
  - ImClone cost structure had not been appropriate for company needs
  - Executive committee reallocated costs, shifting SG&A spending by expanding sales force for tactical reasons while reducing overhead costs
  - Margin expansion and capex reduction led to substantial free cash flow growth
  - Increased spending on R&D and salesforce was funded through savings on corporate costs (re-negotiating with CROs, transportation costs, smarter purchasing, etc.)

Note: CRO's = Contract Research Organizations

Rebuilt pipeline, changed culture and settled litigation

- **Rebuilt product pipeline**
  - Industry had poor perception of ImClone pipeline and research and development efforts
  - Executive committee conducted top-down review of pipeline
    - Significantly increased investments in particularly promising candidates such as 1121B, A12, 11F8 and others
    - Cancelled programs where the return on investment was poor
  - Pipeline cited as major strategic rationale for whole company acquisition
- **Changed culture**
  - ImClone morale poor due to lack of strategic direction from prior management
  - Took steps to institute a new culture
    - Emphasis on cash flow
    - Investment in R&D
    - Gave responsibility to scientists and clinicians
- **Settled litigation**
  - Settled litigation including Yeda, Abbott and Repligen

From 2005 to 2007, ImClone royalty revenue grew by 37% annually



WW ERBITUX sales ($M)
CAGR 05-07
$1,500M
1,000
500
0
$1,348M
41%
EU
57%
$678M
USA
29%
2005
2007
ImClone revenue ($M)
CAGR 05-07
$600M
400
200
0
$591M
24%
Collab. reimb.
5%
Manuf.
39%
$383M
License fees & milestones
3%
Royalties
37%
2005
2007

Note: 2005 most recent full year prior to election of Alex Denner as chairman of executive committee; 2007 most recent full year available; Collab. reimb. represents collaborative agreement reimbursements; Manuf. represents manufacturing revenues

Source: UBS, January 2008; UBS, April 2008; ImClone documents

Tighter cost controls contributed to higher free cash flow

ImClone % of revenue


100%
100%
100%
80
60
40
20
0
EBIT
COGS
Royalties
SG&A
Research & development
2005
2007

EBIT margin % 23% 27%

ImClone FCF ($M)


$200M
150
100
50
0
$16M
$93M
$74M
$183M
2005 FCF
EBITDA growth
Capex reduction
2007 FCF

Note: 2005 most recent full year prior to election of Alex Denner as chairman of executive committee; 2007 most recent full year available; EBIT excludes one-time charges; FCF represents free cash flow; Capex represents capital expenditures; FCF = EBITDA - Capex

Source: ImClone documents

Increased R&D investment to improve pipeline and future competitive position



ImClone R&D spend ($M)
CAGR
05-07
16%
$200M
150
100
50
0
$145M
$194M
2005
2007
R&D %
of sales
38%
33%



ImClone product candidates
50
40
30
20
10
0
34
44
Other
Pancreatic
Non-small cell lung
Head & neck
Colorectal
2005
2007

Note: 2005 most recent full year prior to election of Alex Denner as chairman of executive committee; 2007 most recent full year available
Source: ImClone documents

Increased R&D improved pipeline


Phase 1
Phase 2
Phase 3
1121b:
2005 status
2008 status
A12:
2005 status
2008 status
11F8:
2005 status
2008 status
18F1:
Pre-clinical
2008 status
UCB:
2005 status
Exited

We believe ImClone and Amylin situations analogous

	ImClone Systems	Amylin
Partner relations	• Relationships with Bristol Myers Squibb were strained • Renegotiated agreement with BMS, leading to increased support and sales	• In our view, the relationship with Lilly must be improved • We would seek to renegotiate the partnership to better suit Amylin's needs
Cost structure	• Cost structure was not appropriate for company needs • Reallocated costs, led to margin expansion and free cash flow growth	• Amylin should not be in primary-care sales at this time • Cost structure can be improved substantially
Product pipeline	• Pipeline poorly regarded by industry • Conducted review and increased investments in certain candidates • Pipeline key rationale for acquisition	• Amylin pipeline efforts could benefit from top-down review to optimize spending based on product ROI
Strategic direction	• Strategic direction lacking and morale poor as a result • Installed new leadership and established clear strategic priorities	• Amylin strategy could benefit from input from new directors • Employee morale can be improved

Electing our directors with directly relevant experience could help Amylin

Overhead spending should be reduced

2008 SG&A % of sales


50%
40
30
20
10
0
31%
29%
25%
23%
18%
15%
47%
Celgene
Genzyme
Amgen
Biogen Idec
Genentech
Gilead Sciences
Amylin

Note: SG&A excludes non-recurring charges
Source: Company documents

Eli Lilly partnership needs restructuring

- Partnership with Eli Lilly critical to company's operation
  - Responsibilities inappropriately allocated given each company's resources
  - Sales effort and priorities not commensurate to product potential
  - Value lost to retain "equality"

- Revisit agreement
  - Create a better "partnership" – leveraging each company's abilities
  - Align performance incentives
  - Allocate priorities and resources better
  - Address competitive environment

- Given forthcoming BYETTA LAR launch, this initiative is imperative

Restructuring partnership will improve Amylin prospects

Electing our directors could help improve shareholder value

- The Amylin board has destroyed value and has put their interests before shareholder interests

- The current board cannot be trusted to achieve full potential of BYETTA LAR

- Unrealized value can be achieved with the right board oversight

Better management of Amylin assets will enhance value for all shareholders